UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 28, 2018
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Walnut Street Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.    Entry into a Material Definitive Agreement.
Revolving Credit Agreement Amendment
On September 28, 2018, FMC Corporation (the “Company”) entered into Amendment No. 1 (“Revolving Credit Amendment”) to that certain Second Amended and Restated Credit Agreement, dated as of May 2, 2017, among the Company, certain of the Company’s subsidiaries from time to time party thereto as borrowers, Citibank, N.A., as administrative agent, and each lender and issuing bank from time to time party thereto (the “Revolving Credit Lenders”) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”). The Revolving Credit Amendment amends the Revolving Credit Agreement in order to permit the Company’s previously disclosed separation and spin-off of its lithium business, as set forth in the Revolving Credit Amendment.
The foregoing description of the Revolving Credit Amendment does not purport to be complete and is qualified in its entirety by reference to the Revolving Credit Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Some of the Revolving Credit Lenders and their affiliates have various relationships with the Company involving the provision of financial services, including cash management, investment banking and trust and leasing services. In addition, the Company has entered into interest rate, foreign exchange and energy derivative arrangements with some of the Revolving Credit Lenders and their affiliates.
2017 Term Loan Agreement Amendment
On September 28, 2018, the Company entered into Amendment No. 1 (“2017 Term Loan Amendment”) to that certain Term Loan Agreement, dated as of May 2, 2017, among the Company, certain of the Company’s subsidiaries from time to time party thereto as borrowers, Citibank, N.A., as administrative agent, each lender from time to time party thereto (the “2017 Term Loan Lenders”) and the other parties thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “2017 Term Loan Agreement”). The 2017 Term Loan Amendment amends the 2017 Term Loan Agreement in order to permit the Company’s previously disclosed separation and spin-off of its lithium business, as set forth in the 2017 Term Loan Amendment.
The foregoing description of the 2017 Term Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the 2017 Term Loan Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.
Some of the 2017 Term Loan Lenders and their affiliates have various relationships with the Company involving the provision of financial services, including cash management, investment banking and trust and leasing services. In addition, the Company has entered into interest rate, foreign exchange and energy derivative arrangements with some of the 2017 Term Loan Lenders and their affiliates.
2014 Term Loan Agreement Amendment
On September 28, 2018, the Company entered into Amendment No. 4 (“2014 Term Loan Amendment”) to that certain Term Loan Agreement, dated as of October 10, 2014, among the Company, certain of the Company’s subsidiaries from time to time party thereto as borrowers, Citibank, N.A., as administrative agent, each lender from time to time party thereto (the “2014 Term Loan Lenders”) and the other parties thereto (as amended by that certain Amendment No. 1, dated as of August 26, 2015, that certain Amendment No. 2, dated as of March 24, 2016 and that certain Amendment No. 3, dated as of May 2, 2017, and as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “2014 Term Loan Agreement”). The 2014 Term Loan Amendment amends the 2014 Term Loan Agreement in order to permit the Company’s previously disclosed separation and spin-off of its lithium business, as set forth in the 2014 Term Loan Amendment.
The foregoing description of the 2014 Term Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the 2014 Term Loan Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Some of the 2014 Term Loan Lenders and their affiliates have various relationships with the Company involving the provision of financial services, including cash management, investment banking and trust and leasing services. In addition, the Company has entered into interest rate, foreign exchange and energy derivative arrangements with some of the 2014 Term Loan Lenders and their affiliates.

Item 2.03.    Creation of a Direct Financial Obligation of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1
Amendment No. 1, dated September 28, 2018, to the Second Amended and Restated Credit Agreement, dated as of May 2, 2017, among FMC Corporation, certain subsidiaries of FMC Corporation from time to time party thereto as borrowers, Citibank, N.A., as Administrative Agent, and each lender and issuing bank from time to time party thereto.

10.2
Amendment No. 1, dated September 28, 2018, to the Term Loan Agreement, dated as of May 2, 2017, among FMC Corporation, certain subsidiaries of FMC Corporation from time to time party thereto as borrowers, Citibank, N.A., as Administrative Agent, each lender from time to time party thereto and the other parties thereto.

10.3
Amendment No. 4, dated September 28, 2018, to the Term Loan Agreement, dated as of October 10, 2014, among FMC Corporation, certain subsidiaries of FMC Corporation from time to time party thereto as borrowers, Citibank, N.A., as Administrative Agent, each lender from time to time party thereto and the other parties thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/s/ Brian P. Angeli
Brian P. Angeli Vice President, Corporate Strategy and Treasurer
Date: October 3, 2018